Income Taxes	6 Months Ended
Jul. 31, 2023
Income Taxes.
Income Taxes

Note 18 - Income Taxes

The effective tax rates (which is the provision for income taxes expressed as a percentage of income before income taxes) were 27.0% and 24.7% for the three and six month periods ended July 31, 2023, respectively, and 27.8% and 26.0% for the same periods in fiscal 2023, respectively. The decrease in the three and six month periods ended July 31, 2023 compared to the same periods in fiscal 2023 was primarily due to a recovery from prior period adjustments in Canada and the recovery of certain tax attributes in the United States. The remainder of the difference is due to normal course movements and non-material items.